EXHIBIT 23.1

                CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in this

Registration Statement on Form S-8 and the related Prospectus of our report dated January 28, 1998, which appears on page 29 of the 1997 Annual Report to Shareholders of Aquarion Company, which is incorporated by reference in Aquarion Company's Annual Report on Form 10-K for the year ended December 31, 1997.





/s/PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP

New York, NY

September 17, 1998